EXHIBIT 23.3

                                                     Exhibit 23.3





                       ENGINEER'S CONSENT


     We consent to the reference to our appraisal report for
Devon   Energy   Corporation  as  of  December   31,   1997,
incorporated herein by reference.




                                             AMH GROUP, LTD.




March 23, 1998